                                                                    Exhibit 10.3





================================================================================



                   STOCKHOLDERS AND EXCHANGE RIGHTS AGREEMENT

                         dated as of September 19, 1996

                                  by and among

                           MTEL LATIN AMERICA, INC.,

                            MTEL INTERNATIONAL, INC.

                                      and

                         NEWBRIDGE LATIN AMERICA, L.P.



================================================================================

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I    DEFINITIONS....................................................  2
     1.1     Definitions                                                      2

ARTICLE II   CORPORATE GOVERNANCE........................................... 13
     2.1     Supermajority Voting Rights in the Charter; Voting
             Matters Related to Charter Documents                            13
     2.2     Designation of Directors....................................... 18
     2.3     Agreements between Mtel LATAM, Mtel and Other Mtel Affiliates.. 20
     2.4     Stock Option Plan.............................................. 20
     2.5     Payment of Dividends........................................... 21

ARTICLE III  TAG-ALONG RIGHTS............................................... 21
     3.1     Tag-Along Rights Generally..................................... 22
     3.2     Allocation of Shares of Tag-Along Stock........................ 22
     3.3     Transfer Mechanics............................................. 22
     3.4     Transfers to Third Parties after Stockholders Decline
             Tag-Along Rights............................................... 23

ARTICLE IV   PREFERRED STOCK CONVERSION AND REDEMPTION RIGHTS............... 24
     4.1     Conversion..................................................... 24
             (a)  Optional Conversion of the Purchaser...................... 24
             (b)  Mandatory Conversion of Mtel International................ 24
             (c)  Mechanics of Conversion................................... 25
             (d)  Reserved Shares........................................... 25
     4.2     Redemption Rights and Obligations.............................. 25

ARTICLE V    PREEMPTIVE RIGHTS.............................................. 26
     5.1     Preemptive Rights.............................................. 26

ARTICLE VI   REGISTRATION RIGHTS AND PROCEDURES............................. 27
     6.1     Piggyback Registration Rights.................................. 27
     6.2     Limitations on Shares Included In Piggyback Registrations...... 29
     6.3     Expenses....................................................... 30
     6.4     Restrictions on Public Sale by Stockholders and Mtel LATAM..... 30
     6.5     Indemnification................................................ 30
     6.6     Cooperation by Prospective Sellers............................. 36

ARTICLE VII  EXCHANGE RIGHTS................................................ 37
     7.1     Optional Exchange of Common Stock.............................. 37
     7.2     Mandatory Exchange of Preferred Stock Upon Exchange of
             Common Stock................................................... 38
     7.3     Mandatory Exchange of Purchaser Securities Initiated by Mtel
             International.................................................. 39
     7.4     Mechanics of Exchange.......................................... 40
             (a)  General................................................... 40
             (b)  Surrender of Certificates; Notice of Exchange............. 40
             (c)  Issuance of New Certificates; Delivery of Prospectus...... 41
             (d)  Satisfaction of Prospectus Condition...................... 42
             (e)  Effective Date of Exchange................................ 42
             (f)  Issuance of New Mtel LATAM Certificates for Partial
                  Exchanges................................................. 42

ARTICLE VIII MTEL LATAM COVENANTS........................................... 43
     8.1     Financial Reports.............................................. 43
     8.2     Rule 144 and Rule 144A......................................... 43
     8.3     Access to Information.......................................... 43
     8.4     Mtel LATAM Capitalization...................................... 44
     8.5     Payment of the Loan Amount..................................... 44

ARTICLE IX   ADDITIONAL COVENANTS........................................... 44
     9.1     Non-Competition................................................ 44
     9.2     Aggregate Ownership Limitation................................. 46

ARTICLE X    STOCK LEGENDS.................................................. 47
     10.1    Stock Certificate Legend....................................... 47

ARTICLE XI   MISCELLANEOUS.................................................. 49
     11.1    Headings; No Third Party Beneficiaries......................... 49
     11.2    Entire Agreement............................................... 49
     11.3    Notices........................................................ 49
     11.4    Applicable Law................................................. 51
     11.5    Severability................................................... 51
     11.6    Successors; Assigns; Transferees; Amendments; Waivers.......... 51
     11.7    Defaults; No Circumvention of Agreement........................ 52
     11.8    Further Assurances............................................. 53
     11.9    Counterparts................................................... 53

                   STOCKHOLDERS AND EXCHANGE RIGHTS AGREEMENT


          This STOCKHOLDERS AND EXCHANGE RIGHTS AGREEMENT, dated as of September 19, 1996 (the "Agreement"), by and among Mtel Latin America, Inc., a Delaware
               ---------
corporation ("Mtel LATAM"), Mtel International, Inc., a Delaware corporation
              ----------
("Mtel International") and Newbridge Latin America, L.P., a Cayman Islands
--------------------
limited partnership (the "Purchaser"), and such other persons or entities who or
                          ---------
which become parties to this Agreement pursuant to the terms and conditions of this Agreement.

          WHEREAS, Mtel LATAM and the Purchaser have executed and delivered a Purchase Agreement, dated as of September 19, 1996 (the "Purchase Agreement"),
                                                         ------------------
pursuant to which, among other things, Mtel LATAM has agreed to issue to the Purchaser, and the Purchaser has agreed to acquire from Mtel LATAM, (a) 2,000 shares (the "Common Shares") of Common Stock, par value $0.01 per share, of Mtel
             -------------
LATAM (the "Common Stock"), representing in the aggregate 20% of the shares of
            ------------
the Common Stock (excluding any shares to be issued under the Stock Option Plan (as defined herein)) and (b) 18,500 shares (such shares, along with 88,000 shares of Preferred Stock being issued to Mtel International pursuant to Section
8.4 herein (collectively referred to as the "Preferred Shares") of Cumulative
                                             ----------------
Redeemable Variable Rate Preferred Stock, par value $0.01 per share, of Mtel LATAM (the "Preferred Stock"), representing in the aggregate 17.37% of the
            ---------------
Preferred Stock;

          WHEREAS, Mtel Puerto Rico, Inc. ("Mtel Puerto Rico"), a Delaware
                                            ----------------
corporation and a wholly-owned subsidiary of Mtel LATAM, and the Purchaser have previously entered into a Purchase Agreement (the "Puerto Rico Purchase
                                                   --------------------
Agreement") and a Stockholders and Exchange Rights Agreement, each dated as of
---------
September 19, 1996, (collectively, the "Puerto Rico Transaction Documents"),
                                        ---------------------------------
pursuant to which, among other things, Mtel Puerto Rico has agreed to issue to the Purchaser, and the Purchaser has agreed to acquire from Mtel Puerto Rico, 3,500 shares (the "Puerto Rico Preferred Shares") of 12% Redeemable Preferred
                   ----------------------------
Stock, par value $0.01 per share, of Mtel Puerto Rico, representing in the aggregate 100% of the preferred stock of Mtel Puerto Rico;

          WHEREAS, in connection with the foregoing, Mobile Telecommunications Technologies Corp. a Delaware corporation ("Mtel"), Mtel LATAM, Mtel
                                            ----
International and the Purchaser have entered in certain related agreements (the "Ancillary Agreements" and together with the Purchase Agreement and the Puerto
 --------------------
Rico Transaction Documents, the "Transaction Documents"); and
                                 ---------------------

          WHEREAS, the Stockholders (as defined herein) believe it to be in their best interests and in the best interests of Mtel LATAM that they enter into this Agreement providing for certain rights and restrictions with respect to the shares of Common Stock owned by them.

          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.1  Definitions.  As used in this Agreement, the following terms
               -----------
shall have the meanings ascribed to them below (such terms to be equally applicable to both singular and plural forms of the terms defined or referred
to):

          "Actual Loan Amount" shall mean an amount equal to the sum of (i)
           ------------------
$10,150,825, in respect of capital expenditures, working capital requirements and business development costs incurred by Mtel LATAM from the period from January 1 to June 30, 1996, and (ii) $1,052,921, in respect of any amounts accrued from January 1, 1996 to June 30, 1996 in respect of the Management Fee (as defined in the Management Services Agreement entered into simultaneously on the date hereof between Mtel LATAM and Mtel).

          "Additional Loan Amount" shall mean an amount equal to the sum of (i)
           ----------------------
the capital expenditures, working capital requirements and business development costs incurred by Mtel LATAM from the period from July 1, 1996 to September 19, 1996 and (ii) any amounts accrued from July 1, 1996 to September 19, 1996 in respect of the Management Fee.

          "Affiliate" or "affiliate" shall mean, with respect to any specified
           ---------      ---------
Person, any Person directly or indirectly controlling, controlled by, or under common control with, such specified Person, at any time during the period for which the determination of affiliation is being made; provided that in the case
                                                      --------
of a Person who is an individual, such terms shall also include members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act).

          "Beneficial Owner" shall mean, as to any securities of Mtel or Mtel
           ----------------
LATAM, as applicable, a Person who meets any of the following characteristics (such Person shall be deemed to "beneficially own" and have "beneficial ownership" of, any securities):

          (i) which such Person or any of such Person's Affiliates or associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise;

          (ii) which such Person or any of such Person's Affiliates or associates, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

          (iii) of which any other Person is the Beneficial Owner and such Person or any of such Person's Affiliates or associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or associates) with respect to acquiring, holding, voting or disposing thereof; provided, however, that a
                                                 --------
Person shall not be deemed the Beneficial Owner of, or to beneficially own, any such securities if such Person has the right to vote such securities pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicita-tion made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report).

          "Business" shall mean the business of telecommunications as it
           --------
pertains to paging or messaging.

          "Business Day" shall mean any calendar day which is not a Saturday,
           ------------
Sunday or legal holiday or a day on which banking institutions in the State of New York are permitted to be closed.

          "Closing Date" shall have the meaning ascribed to such term in the
           ------------
Purchase Agreement.

          "Common Stock" shall mean the capital stock named as "Common Stock" in
           ------------
the first Recital to this Agreement.

          "Company Stock" shall mean the Common Stock and any other capital
           -------------
stock of any class or series of Mtel LATAM, and any securities of Mtel LATAM convertible into, or exercisable or exchangeable for, any such Common Stock or other capital stock of Mtel LATAM (including, without limitation, (i) shares of Common Stock issued pursuant to the Purchase Agreement, (ii) shares of Common Stock issued upon the exercise of any preemptive rights, (iii) shares of Common Stock issued and outstanding prior to the date hereof and (iv) shares of Preferred Stock issued pursuant to the Purchase Agreement and (v) shares of Common Stock issued upon conversion of the Preferred Stock. The term "Company
                                                                       -------
Stock" shall exclude any options or capital stock granted pursuant to the Stock
-----
Option Plan or any other employee stock option plan or employee benefit or other incentive plan which may be adopted by Mtel LATAM after the date hereof and the actual shares issuable upon exercise of any stock options.

          "Control" when used with respect to any person, means the power to
           -------
direct the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Current Market Price", with respect to any of the Second, Third or
           --------------------
Fourth Exchange Events and when used with respect to the price of a share of Mtel Common Stock, shall be equal to the average of the reported closing sales prices for Mtel Common Stock on the Nasdaq National Market or such other U.S. national securities exchange on which Mtel Common Stock may then be listed, for the 30 consecutive trading days immediately preceding the date on which the Exchange Notice relating to such Exchange Event is delivered to Mtel International pursuant to Section 7.4(b) herein.

          "Duly Endorsed" shall mean, as to any stock certificate, a stock
           -------------
certificate that is either (i) duly endorsed to a specified person; or (ii) duly endorsed in blank by the Person or Persons in whose name such certificate or certificate is registered or (iii) accompanied by a duly executed instrument of transfer separate from such certificate, provided that such instrument of transfer shall be in form and substance satisfactory to Mtel International.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations promulgated thereunder.

          "Exchange Date" shall have the meaning ascribed to such term in
           -------------
Section 7.4(b) herein.

          "Exchange Event" shall have the meaning ascribed to such term in
           --------------
Section 7.1(a) herein.

          "Exchange Notice" shall have the meaning ascribed to such term in
           ---------------
Section 7.4(b) herein.

          "Fair Market Value" shall mean the value per share of the Common
           -----------------
Stock, as determined by a nationally recognized investment bank or appraisal firm in the United States selected by the Purchaser and Mtel International, based on the assumption that the Common Stock is publicly traded in the United States on a fully distributed and registered basis with no consideration being given to any lack of control by the holders of the Common Stock; provided,
                                                                 --------
however, that if the parties cannot
-------
agree on an investment bank or appraisal firm with twenty (20) Business Days, each party shall select a nationally recognized investment bank or appraisal firm and the two Persons shall designate a third nationally recognized investment bank or appraisal firm, whose appraisal shall be determinative of such value.

          "Final Outstanding Date" shall have the meaning ascribed to such term
           ----------------------
in Section 7.4(a) herein.

          "First Exchange Event" shall have the meaning ascribed to such term in
           --------------------
Section 7.1(a) herein.

          "First Exchange Formula" shall have the meaning ascribed to such term
           ----------------------
in Section 7.1(b) herein.

          "Fourth Exchange Event" shall have the meaning ascribed to such term
           ---------------------
in Section 7.1(a) herein.

          "Fully-Diluted Basis" shall mean, with respect to any calculation of
           -------------------
the outstanding amount of Common Stock of Mtel LATAM, an amount equal to the total outstanding number of shares of Common Stock of Mtel LATAM, calculated without duplication and assuming the conversion of all outstanding shares of convertible Preferred Stock of Mtel LATAM, the exchange of the Puerto Rico Preferred Shares and the exercise of any and all warrants, options and other rights (including, without limitation, stock options or grants to purchase shares of Common Stock granted pursuant to the Stock Option Plan or any other employee stock option plan or employee benefit or other incentive plan).

          "Guarantee" shall mean any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obliga-
tion of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee"
                               --------  -------                 ---------
shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.
                        ---------

          "Indebtedness" shall mean, with respect to any Person at any date of
           ------------
determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of facilities or agreements providing for letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person as lessee under capitalized leases, (v) all obligations of such Person to pay the deferred and unpaid purchase price of property or services which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services; provided, however, that this
                                                  --------  -------
provision (v) hereof shall not include obligations which are included in any capital or operating budget approved in accordance with Section 2.1(xv) hereof,
(vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided,
                                                                    --------
however, that the amount of such Indebtedness shall be the lesser of (A) the
-------
fair market value of such asset at such date of determination and (B) the amount of such Indebtedness, and (vi) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person. The amount of Indebtedness of any Person at any date shall be (without duplication) the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation (unless the underlying contingency has not occurred and the occurrence of the underlying contingency is entirely within the control of such Person).

          "Initial Current Market Price" when used with respect to the price of
           ----------------------------
a share of Mtel Common Stock shall be equal to the average of the reported closing sales prices for Mtel Common Stock on the Nasdaq National

Market or such other U.S. national securities exchange upon which such Mtel Common Stock may then be listed, for the 30 consecutive trading days immediately preceding the date of an announcement of an agreement or commencement (or other public announcement) with respect to the First Exchange Event (as defined in
Section 7.1 herein); provided, however, that if such announcement shall be made
                     --------  -------
after the closing of trading of Mtel Common Stock on any date, such announcement shall be deemed to be made on the next succeeding trading day.

          "IPO" shall mean an initial firm commitment public offering of Common
           ---
Stock involving the Registration and sale of thirty-five percent (35%) or more of the total issued and outstanding Common Stock (calculated on a Fully-Diluted Basis) as of the date immediately preceding such offering, whether involving a primary offering or a combined primary and secondary offering, and pursuant to which Mtel LATAM becomes listed on a U.S. national securities exchange, the Nasdaq Stock Market or the Nasdaq National Market.

          "Lien" shall mean any mortgage, pledge, security interest,
           ----
encumbrance, lien or charge of any kind (including, without limitation any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

          "Market Capitalization," as of any date of determination, shall mean
           ---------------------
the product of (i) the sum of (x) the total number of Registered shares of Mtel Common Stock and (y) the lesser of the number of restricted shares of Mtel Common Stock that are subject to a registration rights agreement providing for the registration of such shares under the Securities Act upon the demand of the holder thereof and the number of such restricted shares that equal twenty-five percent (25%) of the number determined under clause (x), times (ii) the closing sales price for Mtel Common Stock on the Nasdaq National Market or such other U.S. national securities exchange upon which the Mtel Common Stock may then be listed; provided, that for purposes of the foregoing calculation, Registered
        --------
shares of Mtel Common Stock shall include those shares issued pursuant to the Share Exchange Agreement, dated as of July 19, 1995, by and among Mtel, Microsoft

Corporation, Kleiner Perkins, Caufield, Byers VI L.P., KPCB VI Founders Fund, L.P., William H. Gates, Paul G. Allen, Integral Capital Partners, L.P., Integral Capital Partners L.P. and International CP.

          "Material Modification" shall mean an expenditure that exceeds by $1
           ---------------------
million and varies by 10% or more from the amount set forth in the applicable line item in the applicable budget of Mtel LATAM as approved by the Mtel LATAM Board of Directors in accordance with Section 2.1(xv) herein.

          "Material Subsidiary" shall mean, any operating Subsidiary of Mtel
           -------------------
LATAM in Argentina, Brazil, Colombia, Mexico, Venezuela or Puerto Rico and any other operating Subsidiary of Mtel LATAM whose revenues (calculated on a proportionate basis) represent 7.5% or more of the consolidated revenues of Mtel LATAM, as calculated by reference to such Subsidiary's and Mtel LATAM's most recent annual financial statements.

          "Mtel Change of Control" shall mean the occurrence, pursuant to any
           ----------------------
transaction or series of transactions, of any of the following events:

          (1) any Person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total issued and outstanding shares of Common Stock, calculated on a fully diluted basis;

          (2) Mtel consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or all or substantially all of the assets in the United States of its one-way paging business, to any Person; or

          (3) individuals who on the Closing Date constitute the Mtel Board of Directors (together with any new directors whose election by the Mtel Board of Directors or whose nomination for election by Mtel's stockholders was approved by a vote of at least a majority of the members of the Mtel Board of Directors then in office who either were members of the Mtel Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Mtel Board of Directors then in office.

          "Mtel Common Stock" shall mean shares of common stock, par value $0.01
           -----------------
per share, of Mtel.

          "Mtel Mandatory Exchange" shall have the meaning ascribed to such term
           -----------------------
in Section 7.3 herein.

          "Mtel Indemnitee" shall have the meaning ascribed to such term in
           ---------------
Section 6.5(b) herein.

          "Mtel International Nominee" shall have the meaning ascribed to such
           --------------------------
term in Section 2.2 herein.

          "Permitted Transferee" shall mean Mtel or Mtel LATAM or any Affiliate
           --------------------
of Mtel or Mtel LATAM (including any employee of Mtel LATAM and its Subsidiaries).

          "Person" shall mean an individual, partnership, corporation, business
           ------
trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

          "Piggyback Securities" shall mean those Registrable Securities which
           --------------------
are requested to be sold by any Stockholder pursuant to Article VI hereof.

          "Preemptive Rights Offer" shall have the meaning ascribed to such term
           -----------------------
in Section 5.1 herein.

          "Preferred Exchange Formula" shall have the meaning ascribed to such
           --------------------------
term in Section 7.2 herein.

          "Preferred Stock" shall mean the capital stock named as "Preferred
           ---------------
Stock" in the first Recital to this Agreement.

          "Prospectus Condition" shall mean, with respect to any exchange
           --------------------
requested by a holder of Securities pursuant to Section 7.4 herein, that a current prospectus (meeting the requirements of Section 10 of the Securities
Act) relating to the Mtel Common Stock shall have been delivered to such holder or its designee; provided, however, that the Prospectus Condition shall be
                 --------  -------
deemed satisfied if Mtel receives (i) an opinion of counsel (which may be the general counsel of, or regular outside counsel to, Mtel) to the effect that neither Mtel nor Mtel International is required, under the Securities Act or the rules and regulations of the SEC promulgated thereunder, to deliver a current prospectus in connection with any exchange of Securities for shares of Mtel Common Stock or (ii) a letter from the Division of Corporation Finance (or other appropriate division of the SEC) to the effect that such Division will not raise objection or recommend any enforcement action to the SEC if neither Mtel nor Mtel International delivers a current prospectus in connection with an exchange of Securities for shares of Mtel Common Stock.

          "Purchaser Affiliate" shall mean any Affiliate of the Purchaser or of
           -------------------
TPG Partners, L.P., a Delaware limited partnership, but excluding any limited partners of the Purchaser or TPG Partners, L.P. and the limited partners of any Affiliate of the Purchaser or TPG Partners, L.P.

          "Purchaser Nominee" shall have the meaning ascribed to such term in
           -----------------
Section 2.2 herein.

          "Purchaser Transferee" shall have the meaning ascribed to such term in
           --------------------
Section 11.6 herein.

          "Record Date" shall have the meaning ascribed to such term in the Mtel
           -----------
LATAM Charter.

          "Register," "Registered" and "Registration" as used herein shall refer
           --------    ----------       ------------
to a registration of Registrable Stock effected by filing with the SEC a registration statement in compliance with the Securities Act or the Exchange Act and, in the case of a Securities Act registration statement, the declaration or ordering by the SEC of effectiveness of such registration statement.

          "Registrable Securities" shall mean shares of Common Stock (including,
           ----------------------
without limitation, shares of Common Stock issued pursuant to the Purchase Agreement, shares of Common Stock issued pursuant to the Stock Option Plan or any other stock option plan or employee benefit or other incentive plan which may be adopted by Mtel LATAM in accordance with Section 2.1(xxi) herein after the date hereof, shares of Common Stock issued upon the exercise of any options or upon the exercise of any preemptive rights granted by Mtel LATAM, shares of Common

Stock issued upon the exercise of any exchange, conversion or similar right or any security contemplated by the Transaction Documents and shares of Common Stock issued and outstanding prior to the date hereof) and any other equity securities of Mtel LATAM or any successor corporation issued in exchange for or in respect of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such securities shall have been otherwise transferred, if new certificates or other evidence of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by Mtel LATAM and subsequent disposition of such securities shall not require Registration or qualification of such securities under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding.

          "Representative" shall mean, with respect to a particular Person, any
           --------------
director, officer, general partner, limited partner, co-owner, member, nominee, managing director or controlling Person of such Person.

          "SEC" shall mean the United States Securities and Exchange Commission.
           ---

          "Second Exchange Event" shall have the meaning ascribed in such term
           ---------------------
in Section 7.1(a) herein.

          "Second Exchange Formula" shall have the meaning ascribed to such term
           -----------------------
in Section 7.1 herein.

          "Securities" shall mean the Common Stock and the Preferred Stock.
           ----------

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations promulgated thereunder.

          "Stockholders" shall mean the Purchaser and Mtel International.
           ------------

          "Stock Option Plan" shall have the meaning ascribed to such term in
           -----------------
Section 2.4 herein.

          "Subsidiary" shall mean any Person in which Mtel LATAM, directly or
           ----------
indirectly, now or hereafter owns, acquires or holds an equity interest.

          "Transfer" or "transfer" shall mean any direct or indirect sale,
           --------      --------
assignment, mortgage, transfer, pledge, gift, hypothecation or other disposition of or transfer of capital stock (other than any bona fide pledge or hypothecation of capital stock to a financial institution(s) in connection with any loan from such financial institution(s)). The term "Transfer" used as a
                                                         --------
verb has a corresponding meaning.

          "Third Exchange Event" shall have the meaning ascribed to such term in
           --------------------
Section 7.1(a) herein.

          "Third Party" shall mean any Person other than Mtel LATAM or any
           -----------
Affiliate of Mtel LATAM.

          "Voting Interest" shall mean, as to any Person, the ratio, expressed
           ---------------
as a percentage, of (i) the aggregate number of shares of Common Stock then held by such Person to (ii) the aggregate number of shares of Common Stock then outstanding, in each case calculated on a Fully-Diluted Basis, but excluding for such purposes the Preferred Stock, any options granted pursuant to the Stock Option Plan or any other employee stock option plan or employee benefit or other incentive plan and any shares of Common Stock issuable upon the exercise of the Stock Option Plan or any such other plan.


                                   ARTICLE II

                              CORPORATE GOVERNANCE
                              --------------------

          2.1  Supermajority Voting Rights in the Charter; Voting Matters
               ----------------------------------------------------------
Related to Charter Documents.  (a) Subject to Section 2.1(d) below, the parties
----------------------------
hereto acknowledge and agree that Mtel LATAM's Amended and Restated Certificate of Incorporation (the "Mtel LATAM Char-
                       ----------------
ter") shall be amended on the date hereof to provide that the approval of seven
---
of the eight members of the Mtel LATAM Board of Directors will be required to approve the following transactions (each, a "Supermajority Event"):
                                             -------------------

          (i) a sale or merger of Mtel LATAM or Material Subsidiary, or a sale of all or substantially all of the assets or capital stock of any Material Subsidiary, or a sale of greater than 30% of the assets of Mtel LATAM, in each case in any transaction or series of transactions;

          (ii) a liquidation, recapitalization or dissolution of Mtel LATAM or any Material Subsidiary;

          (iii) any loan or loan commitment by Mtel LATAM or any Subsidiary of Mtel LATAM, as lender, to any affiliate of Mtel (other than Mtel LATAM or any Subsidiary of Mtel LATAM) or to any other unaffiliated Person;

          (iv) any capital contribution in excess of $250,000 per annum to any Subsidiary (or joint venture or similar entity involving a profit sharing arrangement) that has its principal place of operations in a country in which Mtel LATAM (or any Subsidiary of Mtel LATAM) had operations as of the Closing Date or in a country as to which the Mtel LATAM Board of Directors has subsequent to the Closing Date approved an investment with respect thereto (in accordance with the provisions of this Section 2.1(v));

          (v) any investment in a country where Mtel LATAM (or a Subsidiary of Mtel LATAM) did not have operations as of the Closing Date; provided, that, this
                                                            --------
Section 2.1 (v) shall not be applicable to the extent the Mtel LATAM Board of Directors has approved (in accordance with the provisions of this Section 2.1(v)) at any time subsequent to the Closing Date an investment in any such country, in which case any subsequent investment in any such country shall be subject to limitations set forth in clause (iv) of this Section 2.1;

          (vi) the filing of a bankruptcy petition by Mtel LATAM or any Material Subsidiary;

          (vii) a material change in the nature of Mtel LATAM's business such that Mtel LATAM is no longer primarily engaged in the Business;

          (viii) a material change to the Management Services Agreement, dated as of the date hereof, by and between Mtel and Mtel LATAM (the "Management
                                                                ----------
Services Agreement");
------------------

          (ix) the entering into or amending (A) any transaction or series of related transactions outside of the ordinary course of business between Mtel LATAM or any Subsidiary of Mtel LATAM, on the one hand, and Mtel or any Affiliate of Mtel (other than Mtel LATAM or any Subsidiary of Mtel LATAM), on the other hand, involving an amount or amounts in excess of $1.0 million or (B) any transaction or series of related transactions outside of the ordinary course of business between Mtel LATAM or any Subsidiary of Mtel LATAM and any other Person, involving an amount or amounts in excess of $2.0 million; provided, that
                                                                  --------
this Section 2.1(ix) shall not be applicable to the payment contemplated by
Section 8.4 hereof;

          (x) (1) the incurrence of any Indebtedness by Mtel LATAM or any Material Subsidiary, in any transaction or series of transactions, with a principal amount in excess of $15 million and (2) the amendment of any material term of any such Indebtedness of Mtel LATAM or any Material Subsidiary in a manner adverse or unfavorable to Mtel LATAM or any Material Subsidiary;

          (xi) the appointment and removal of (I) the chief executive officer, chief financial officer or chief operating officer of Mtel LATAM and (II) the chief operating officer or general manager of each Material Subsidiary, and designation of or any increase in (other than pursuant to applicable local law or such person's employment agreement) the compensation levels therefor;

          (xii) the creation, assumption or incurrence of any Lien on the assets of Mtel LATAM or any Material Subsidiary, individually or in the aggregate, in excess of $15 million at any time outstanding;

          (xiii) any acquisition of an amount in any transaction or series of related transactions in excess of $5 million thereof by Mtel LATAM or a Material Subsidiary;

          (xiv) the authorization, redemption, repurchase or issuance of capital stock (including options, warrants or other rights to acquire any such capital stock, but excluding the redemption of the Preferred Shares, the issuance, if any, of payment-in-kind dividends on the Preferred Shares, the conversion of the Preferred Shares into Common Stock, the redemption or repurchase of any shares issued under the Stock Option Plan, or the exchange or redemption of any of the Preferred Stock of Mtel Puerto Rico, in each case as contemplated by the Transaction Documents); provided, that no such approval shall be required for the authorization or
--------  ----
issuance in any transaction or series of transactions in any year of ten percent (10%) or less of the amount of any class of such capital stock issued and outstanding as of the beginning of such year; provided, however, that such
                                              --------  -------
issuances in the aggregate shall not exceed 30% of the total number of shares of capital stock issued and outstanding immediately following the Closing Date, excluding any shares issued pursuant to options granted under the Stock Option Plan; provided, further, that, no such issuances shall involve the issuance of a
      --------  -------  ----
class or series of preferred stock which ranks senior to the Preferred Stock;

          (xv) the approval of an annual business plan and budget, including the capital expenditures budget, of Mtel LATAM and its Material Subsidiaries or any Material Modification thereto;

          (xvi) any amendment to the Mtel LATAM Charter, the Amended and Restated By-laws of Mtel LATAM (the "Mtel LATAM By-laws") or other charter
                                     ------------------
documents of Mtel LATAM or any of its Material Subsidiaries which would adversely affect any rights of the Purchaser (including any change in the size of the Mtel LATAM Board of Directors) except under circumstances described in the first proviso of Section 2.1(a)(xiv) and Section 2.1(d) hereof;

          (xvii) the authorization or incurrence of any single capital expenditure, in any transaction or series of transactions in excess of $5 million in any year to the extent that such capital expenditure was not included in any budget approved in accordance with Section 2.1(xv) hereof;

          (xviii) the creation of, or the delegation of any power to, any committee of the Mtel LATAM Board of Directors;

          (xix) the appointment of or any change in the independent public auditors of Mtel LATAM or any of its Material Subsidiaries;

          (xx) any change in the accounting policies of Mtel LATAM or any of its Material Subsidiaries, including any change in fiscal year, except as required by applicable generally accepted accounting practices; or

          (xxi) subject to Section 2.4 hereof, the establishment of the Stock Option Plan or any other employee stock option or employee benefit or other incentive plan, and any material modifications to or amendments of the Stock Option Plan or any such other plans.

          (b) From and after the Closing Date, each Stockholder shall vote its shares of Company Stock (to the extent entitled to vote), at each regular or special meeting of stockholders of Mtel LATAM or in any written consent executed in lieu of such a meeting of stockholders, and shall take all actions reasonably necessary to ensure that the Mtel LATAM Charter and Mtel LATAM By-laws (x) are consistent with the provisions of Section 2.1(a) hereof and (y) do not, at any time, conflict with the provisions of this Agreement. From and after the Closing Date, each Stockholder shall use its reasonable best efforts to cause its respective Nominees (as defined in Section 2.2 hereof), if any, to act in a manner consistent with the provisions of this Agreement (including the provisions of Section 2.1(a) hereof).

          (c) In connection with the provisions of Section 2.1(a) hereof relating to any Subsidiary, except as may be required by any applicable law Mtel LATAM shall cause its representative(s), if any, on the board of directors or other governing body of any such Subsidiary, including the shareholders' assembly of any such Subsidiary, to vote as directed by the Mtel LATAM Board of Directors with respect to any proposed action; provided, however, it is
                                               --------  -------
understood by the parties hereto that Mtel LATAM may not either currently or in the future possess the requisite voting or other power at any such Subsidiary to veto or mandate any proposed action from being approved or disapproved by the board of directors or other governing body of any such Subsidiary, and in such circumstance no liability of any kind shall accrue to Mtel LATAM or Mtel International or any of their respec-tive officers, directors, shareholders or Affiliates if such proposed action is approved or disapproved by the Board of Directors or other governing body at any such Subsidiary notwithstanding the fact that the Mtel LATAM representatives shall have voted as directed by the Mtel LATAM Board of Directors.

          (d) In the event that the Purchaser shall for any reason lose its right to elect one of its two members to the Mtel LATAM Board of Directors (in accordance with the provisions of Section 2.2 hereof), the supermajority voting rights contemplated by paragraphs (a),(b) and (c) of this Section 2.1 shall terminate and each of the parties shall take any and all actions required so as to amend the applicable provisions of the Mtel LATAM Charter to eliminate such supermajority voting provisions and otherwise reflect the foregoing.

          2.2  Designation of Directors.  (a) Subject to the provisions of
               ------------------------
Section 2.2(b) hereof, from and after the Closing Date, each of the Stockholders shall vote its shares of Company Stock (to the extent entitled to vote), at each regular or special meeting of the stockholders of Mtel LATAM called for the purpose of filling positions on the Board of Directors of Mtel LATAM, or in any written consent executed in lieu of such a meeting of stockholders, and shall take all actions reasonably necessary, to ensure the election to the Mtel LATAM Board of Directors (the "Mtel LATAM Board") of (i) two individuals selected by
                         ----------------
the Purchaser (the "Purchaser Nominees") and (ii) six individuals selected by
                    ------------------
Mtel International (the "Mtel International Nominees", and together with the
                         ---------------------------
Purchaser Nominees, the "Nominees"); provided however, that if, upon the earlier
                         --------    -------- -------
to occur of, (x) the Purchaser disposes of any shares of Common Stock such that after such disposition the Purchaser shall hold (i) an amount of Common Stock that is less than 90% of the amount of Common Stock initially held by the Purchaser pursuant to the transactions contemplated by the Purchase Agreement, the Purchaser shall be entitled to elect only one member to the Mtel LATAM Board, and Mtel International's obligation to vote its shares pursuant to this
Section 2.2 with respect to the Purchaser Nominees shall be limited to one director and (ii) an amount of Common Stock that is less than 50% of the amount of Common Stock initially held by the Purchaser pursuant to the transactions contemplated by the Purchase Agreement, the Purchaser's right to elect any members of the Mtel LATAM Board shall terminate and Mtel International's obligation to vote its shares pursuant to this Section 2.2 with respect to the Purchaser Nominees shall terminate, or (y) the Purchaser's aggregate Voting Interest (i) is less than 12%, then the Purchaser shall then be entitled to elect only one member to the Mtel LATAM Board, and Mtel International's obligation to vote its shares pursuant to this Section 2.2 with respect to the Purchaser Nominee shall be limited to one director, or (ii) is less than 5%, then the Purchaser's right to elect any members to Mtel LATAM's Board shall terminate and Mtel International's obligation to vote its shares pursuant to this Section 2.2 with respect to the Purchaser Nominee shall terminate; provided, further, that, if Mtel's Voting Interest, directly or indirectly,
--------  -------  ----
shall be less than 50%, the obligation of the Purchaser to vote (or consent) to the election of all of the Mtel International Nominees shall terminate and thereafter the Purchaser shall be obligated to vote for (or consent to) the election of that number of Mtel International Nominees such that Mtel International shall hold that number of seats on the Mtel LATAM Board which is equal to the product (rounded upward to the nearest whole number) obtained by multiplying (x) the total number of directors on the Mtel LATAM Board and (y) Mtel's, direct or indirect, Voting Interest.

          (b) In the event that on March 31, 1997, (or on such earlier date as to which Mtel LATAM shall have transmitted to the Purchaser a Request Notice (or Request Notices, as defined in the Purchase Agreement) which in the aggregate have requested payment of the outstanding and unpaid Common Shares Purchase Price (as defined in the Purchase Agreement)) the Purchaser shall have failed to pay any amount set forth in any such Request Notice within 15 business days of the receipt thereof, and, as a result of such failure, the Purchaser shall not have paid in the aggregate (a) 90% of the Common Shares Purchase Price, the Purchaser shall be entitled thereafter to elect only one member to the Mtel LATAM Board, and the other member shall immediately resign, and Mtel International's obligation to vote its shares pursuant to this Section 2.2 with respect to the Purchaser Nominees shall be limited to one director or (b) 50% of the Common Shares Purchase Price, then the Purchaser's right to elect any members of the Mtel LATAM Board shall terminate, both such members shall resign and Mtel

International's obligation to vote its shares pursuant to this Section 2.2 with respect to the Purchaser Nominees shall terminate.

          2.3  Agreements between Mtel LATAM, Mtel and Other Mtel Affiliates.
               --------------------------------------- ---------------------
Mtel LATAM shall in writing promptly notify the Purchaser in the event that Mtel LATAM or a Material Subsidiary enters into, modifies or amends any agreement with Mtel, any Affiliate of Mtel (other than Mtel LATAM or a Material Subsidiary), or any shareholder, director or officer of Mtel or any such Affiliate of Mtel. The terms of any such agreement entered into, modified or amended between such parties as described in this Section 2.3 shall be no less favorable than would be obtained in an arms-length transaction between unaffiliated parties.

          2.4  Stock Option Plan.  Mtel LATAM shall be entitled to adopt an
               -----------------
equity based stock option plan (the "Stock Option Plan") pursuant to which Mtel
                                     -----------------
LATAM may grant stock options and "phantom equity rights" (or other similar incentives) in an aggregate amount of up to 10% of the outstanding Common Stock of Mtel LATAM on a Fully-Diluted Basis as of the date hereof, of which 5% shall be granted at or promptly following the Closing without any supermajority approval pursuant to Section 2.1 herein and the remaining 5% will be granted by the Compensation Committee (as defined below) of the Mtel LATAM Board at their discretion, subject to agreement by the Purchaser's representative on such Compensation Committee, if any) on such terms and conditions as Mtel LATAM Board of Directors deems appropriate. If, at the time such Stock Option Plan is adopted, the Purchaser, pursuant to the provisions of Section 2.2 herein (and the applicable provisions of the Mtel LATAM Charter), is entitled to appoint one or more Purchaser Nominees, then, upon the establishment of the Stock Option Plan, the Board of Directors of Mtel LATAM shall form a three person Compensation Committee (the "Compensation Committee") of the Mtel LATAM Board,
                             ----------------------
with the Purchaser having the right to appoint one member of such Compensation Committee and Mtel International have the right to appoint the remaining two members of the Compensation Committee; provided, however, that if at any time
                                       --------  -------
thereafter, the Purchaser's right to elect directors to the Mtel LATAM Board shall terminate pursuant to Section 2.2 herein (and the applicable provision of the Mtel LATAM Charter), the

Purchaser's right under this Section 2.4 to appoint one member of the Compensation Committee shall simultaneously terminate.

          2.5  Payment of Dividends.  The parties hereby acknowledge that Mtel
               --------------------
LATAM currently intends to retain any future earnings for use in the business and does not anticipate paying any cash dividends.


                                  ARTICLE III

                               TAG-ALONG RIGHTS
                               ----------------

          3.1  Tag-Along Rights Generally.  (a) In the event that Mtel
               --------------------------
International or any Permitted Transferee proposes to Transfer any of its shares of Common Stock or Preferred Stock, other than pursuant to an IPO in which shares have been allocated pursuant to Section 6.2 hereof, to any Third Party, subject to the exceptions set forth below, the Purchaser or any Purchaser Transferee shall have the right in the case of a proposed Transfer by Mtel International or any Permitted Transferee, to sell collectively such number of shares of Common Stock and/or Preferred Stock, as the case may be, to be sold (collectively, "Tag-Along Stock") to the proposed Third Party in accordance with
                ---------------
the terms of this Article III.

          (b) In the event of a Transfer subject to Section 3.1(a) above pursuant to a bona fide offer, Mtel International and/or such Permitted Transferee shall provide written notice of such offer (the "Tag-Along Notice")
                                                            ----------------
to the Purchaser or any Purchaser Transferee in the manner set forth in Section
11.4 hereof. The Tag-Along Notice must contain an offer to purchase or otherwise acquire shares of Tag-Along Stock from the Purchaser or any Purchaser Transferee according to the terms and conditions of this Article III upon the same terms and conditions as the terms and conditions of the Third Party's offer to Mtel International or any Permitted Transferee.

          (c) At any time within 10 Business Days after its receipt of the Tag-Along Notice, the Purchaser or any Purchaser Transferee may irrevocably accept the Third Party offer included in the Tag-Along Notice for up to such number of shares of Tag-Along Stock as is determined in accordance with the provisions of this Article III by furnishing written notice of such acceptance to Mtel International and such Third Party; such written notice of acceptance must be accompanied by the certificate or certificates representing the shares of Tag-Along Stock (which shall be free and clear of all Liens), Duly Endorsed, to be sold or otherwise disposed of pursuant to such Tag-Along Notice by the Purchaser or any Purchaser Transferee, together with a limited power-of-attorney authorizing Mtel International or any Permitted Transferee to sell or otherwise dispose of such shares pursuant to the terms and conditions of such Third Party's offer and the terms and conditions of this
Article III.

          3.2  Allocation of Shares of Tag-Along Stock.  The Purchaser and/or
               ---------------------------------------
any Purchaser Transferee shall have the right to sell pursuant to the Third Party's offer a number of shares of Tag-Along Stock up to the product of (x) the total number of shares to be acquired by the Third Party as set forth in the Tag-Along Notice (or such higher number of shares as such Third Party may agree
to), times (y) a fraction, (1) the numerator of which shall be the number of shares of Common Stock and/or Preferred Stock, as the case may be, Beneficially Owned by the Purchaser and any Purchaser Transferee as of the date of the Tag-Along Notice and (2) the denominator of which shall be the aggregate number of shares of Common Stock and/or Preferred Stock, as the case may be, Beneficially Owned or deemed to be held on such date by the Stockholders, any Permitted Transferee and any Purchaser Transferee; provided that any share amounts so
                                         --------
determined shall be rounded to avoid fractional shares.

          3.3  Transfer Mechanics.  The purchase from the Purchaser or any
               ------------------
Purchaser Transferee pursuant to this Article III shall be on the same terms and conditions, including the per share price (which, in the event of cash consideration, shall be paid by bank, cashier's or certified check or by wire transfer of immediately available funds, unless otherwise specified in the Tag-Along Notice provided to the Purchaser and any Purchaser Transferee by Mtel International) and the same date of sale or other disposition, as are received by Mtel International and stated in the Tag-Along Notice provided to the Purchaser by Mtel International or any Permitted Transferee. As promptly as practicable (but in no event later than 5 days) after the consummation of the sale or other disposition of any Common Stock and/or Preferred Stock by Mtel International or any Permitted Transferee and of the Tag-Along Stock of the Purchaser or any Purchaser Transferee to the Third Party pursuant to the Third Party's offer, Mtel International shall notify the Purchaser thereof, shall remit to the Purchaser and any Purchaser Transferee who accepted the Third Party's offer in accordance with the provisions of this Article III the total sales price of the shares of Tag-Along Stock of the Purchaser and any Purchaser Transferee sold or otherwise disposed of pursuant thereto (together with any excess shares of Tag-Along Stock of the Purchaser and any Purchaser Transferee which are not sold or otherwise disposed of pursuant thereto).

          3.4  Transfers to Third Parties after Stockholders Decline Tag-Along
               ---------------------------------------------------------------
Rights.  If within 15 Business Days after the receipt of the Tag-Along Notice,
------
the Purchaser and any Purchaser Transferee has not accepted the offer contained in the Tag-Along Notice, the Purchaser and any Purchaser Transferee will be deemed to have waived any and all rights with respect to the sale or other disposition of Tag-Along Stock described in the Tag-Along Notice, and Mtel International or any Permitted Transferee shall have the lesser of (i) the amount of time set forth in the Third Party's bona fide offer or (ii) 60 days, in which to sell or otherwise dispose of the shares of Common Stock and/or Preferred Stock, as the case may be described in the Third Party's offer, on terms and conditions not more favorable to Mtel International or any Permitted Transferee than were set forth in the Tag-Along Notice. If, at the end of such period, Mtel International or any Permitted Transferee shall not have completed the sale or other disposition of Common Stock and/or Preferred Stock in accordance with the terms and conditions of the Third Party's offer, any sale or disposition of any such Common Stock and/or Preferred Stock of Mtel International or any Permitted Transferee shall again be subject to this Article III and Mtel International shall return to the Purchaser all certificates representing shares of Tag Along Stock which such Purchaser delivered for sale or other disposition pursuant to this Article III, without further liability to Mtel International; provided, that, the foregoing shall in no way limit the
                    --------  ----
Purchaser's right to exercise its tag-along rights in any subsequent proposed Transfer by

Mtel International or any Permitted Transferee which would give rise to such rights under this Article III.


                                   ARTICLE IV

                PREFERRED STOCK CONVERSION AND REDEMPTION RIGHTS
                ------------------------------------------------

          4.1  Conversion.
               ----------

          (a)  Optional Conversion of the Purchaser.  Subject to the
               ------------------------------------
requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, if applicable, the Purchaser may at its option convert any or all of its Preferred Shares (which for the purposes hereof shall include any shares of Preferred Stock received as a dividend on the Preferred Shares) into shares of Common Stock; provided, however, that, the Purchaser agrees that it will not
              --------  -------
exercise its optional conversion rights with respect to any or all of its Preferred Shares unless and to the extent the aggregate principal amount of shares subject to such conversion equals or exceeds $5 million in any single conversion. The number of shares of Common Stock issuable upon conversion of the Preferred Shares shall be determined by dividing (i) the face value of the Preferred Shares (plus all cumulative, accrued, undeclared and unpaid dividends on the Preferred Shares) by (ii) $6,500 (the purchase price per share of Common Stock paid by the Purchaser pursuant to the Purchase Agreement). In the event that the Purchaser exercises the foregoing conversion right, the Purchaser may, at its option, waive and release its right to any cumulative, accrued, undeclared and unpaid dividends on the Preferred Shares to be converted.

          (b)  Mandatory Conversion of Mtel International.  In the event that
               ------------------------------------------
the Purchaser exercises its conversion right with respect to any or all of its Preferred Shares, simultaneously therewith Mtel International shall convert that number of its Preferred Shares (which for the purposes hereof shall include any shares of Preferred Stock received as a dividend on the Preferred Shares) into Common Stock that equals the product of (i) the number of Preferred Shares converted by the Purchaser and (ii) four, upon the same terms and conditions and in the same amount (i.e., at the same conversion ratio as provided for in
                    - -
Section 4.1(a) hereof) as the Purchaser. To the extent that the Purchaser exercises its right to waive any dividends on the Preferred Shares converted pursuant to this Section 4.1, Mtel International shall waive and release its right to the cumulative, accrued, undeclared and unpaid dividends on the Preferred Shares to be converted by it.

          (c)  Mechanics of Conversion.  Upon surrender to Mtel LATAM at the
               -----------------------
office of the transfer agent or such other place or places, if any, as the Mtel LATAM Board may determine, of certificates Duly Endorsed to Mtel LATAM or in blank for the Preferred Shares to be converted together with appropriate evidence of the payment of any transfer or similar tax, if required, and written instructions to Mtel LATAM requesting conversion of such Preferred Shares and specifying the name and address of the person, corporation, firm or other entity to whom the shares of Common Stock are to be issued, Mtel LATAM shall issue the number of shares of Common Stock (including fractional shares) issuable upon conversion thereof as of the time of such surrender and as promptly as practicable thereafter will deliver certificates for such shares of Common Stock. Upon surrender of a certificate representing shares of Preferred Stock to be converted in part, in addition to the foregoing, Mtel LATAM shall also issue to such holder a new certificate representing any unconverted shares of Preferred Stock represented by the certificate surrendered for conversion.

          (d)  Reserved Shares.  Mtel LATAM shall reserve and at all times keep
               ---------------
available, free from preemptive rights, out of its authorized but unissued stock, for the purpose of effecting the conversion of the Preferred Shares, such number of its duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares.

          4.2  Redemption Rights and Obligations.  Mtel LATAM may at its option
               ---------------------------------
at any time, or from time to time, redeem any or all of the Preferred Stock at a redemption price per share equal to the face value of the shares of such Preferred Stock ($1,000 per share) plus the value of all cumulative, accrued, undeclared and unpaid dividends with respect to the shares of Preferred Stock being redeemed. In the event that Mtel LATAM exercises its redemption right with respect to any or all of the shares of Preferred Stock, Mtel LATAM shall redeem an equal number of shares of Preferred Stock held by the Purchaser and Mtel International, or upon the agreement of the Purchaser and Mtel International, on any other basis. Upon the redemption of any or all of the Purchaser's shares of Preferred Stock, the dividend rate payable on the remaining outstanding shares of Preferred Stock owned by Mtel International, any Permitted Transferee and any Third Party in excess of that number of shares subject to an increased dividend rate as provided for in Section 4 of the Mtel LATAM Charter shall, simultaneously with such redemption of the Purchaser's stock, be reduced to a rate of 12% per annum for the period between the second and third anniversaries of the Closing Date, 11% per annum for the period between the third and fourth anniversaries of the Closing Date, and 10% thereafter. For purposes of any calculation pursuant to this Section 4.2, the Purchaser's shares of Preferred Stock shall be deemed to include any shares of Preferred Stock Beneficially Owned by any Purchaser Transferee.


                                   ARTICLE V

                               PREEMPTIVE RIGHTS
                               -----------------

          5.1  Preemptive Rights.  (a) Subject to the provisions of paragraph
               -----------------
(b) of this Section 5.1, Mtel LATAM shall not issue, sell, or enter into any agreement(s) or commitment(s) pursuant to which it becomes obligated to issue, any shares of its capital stock, or any warrants, options or other securities convertible or exchangeable into such shares, unless Mtel LATAM shall first offer (the "Preemptive Rights Offer") in writing to sell to each of the
            -----------------------
Stockholders, at the same price, and on the same terms and conditions, an amount of such securities proposed to be offered by Mtel LATAM, pro rata to the Stockholder's proportionate Voting Interest. Such Preemptive Rights Offer shall remain outstanding for at least 30 Business Days from the date of such notice and shall be exercised by each Stockholder by serving written notice on Mtel LATAM within such 30 Business Day period.

          (b) The Preemptive Rights Offer shall not apply to: (i) any issuances or grants of equity securities by Mtel LATAM to the officers, directors or employees of Mtel LATAM or any of its subsidiaries pursuant to the Stock Option Plan or any other employee stock option plan or employee benefit or other incentive plan adopted by the Mtel Board pursuant to Section 2.1(xxi) herein, (ii) the exercise of any options issued pursuant to or in connection with the Stock Option Plan or any other employee stock option plan or employee benefit or other incentive plan adopted by Mtel LATAM or any Material Subsidiary in accordance with Section 2.1(xxi) herein,
(iii) the issuance of any securities by Mtel LATAM upon the exercise of any exchange, conversion or similar feature contemplated by any security issued pursuant to the Transaction Documents, (iv) the issuance of any securities by Mtel LATAM upon the exchange of any shares of Preferred Stock of Mtel Puerto Rico, (v) the issuance of any equity securities as a payment-in-kind dividend on any class of Company Stock, (vi) the issuance of equity securities, either directly or indirectly, in connection with the acquisition by Mtel LATAM of a controlling interest in any party which is not an Affiliate of either Mtel
LATAM or any of the Stockholders (whether by merger, consolidation, sale of assets or securities, or otherwise) which issuance has been approved by the Mtel LATAM Board pursuant to the provisions set forth in Section 2.1 hereof, (vii) the issuance of securities (including any convertible securities or options and the conversion or exercise thereof) to any third party which is at such time a creditor of Mtel LATAM, in connection with the refinancing or restructuring of the indebtedness owed to such third party, (viii) any issuance of securities by Mtel LATAM in connection with an IPO, (ix) the distribution by Mtel LATAM of its securities to all of its stockholders on a pro rata basis or (x) any issuance of
                                           --- ----
securities by Mtel LATAM pursuant to any of the Transaction Documents.


                                   ARTICLE VI

                       REGISTRATION RIGHTS AND PROCEDURES
                       ----------------------------------

          6.1  Piggyback Registration Rights.  If at any time Mtel LATAM
               -----------------------------
proposes to Register any of its Common Stock in connection with an IPO or, if at any time prior to the third anniversary of the closing of such IPO, Mtel LATAM proposes to effect a subsequent primary offering, whether or not for sale for its own account, in a manner which would permit the Registration of Registrable Securities for sale to the public under the Securities Act,

Mtel LATAM will each time, subject to Section 6.1(c) hereof, give written notice to the Purchaser and Mtel International of its intention to do so and of the Purchaser's and Mtel International's rights under this Article VI prior to the anticipated filing date of the registration statement relating to such Registration. Such notice shall offer the Purchaser and Mtel International the opportunity to include in such registration statement such number of Registrable Securities as the Purchaser and Mtel International may request. Upon the written request of each of the Purchaser or Mtel International, as the case may be, made within 20 Business Days after the receipt of Mtel LATAM's notice (which request shall specify the number of Registrable Securities intended to be disposed of by the Purchaser or Mtel International, as the case may be), Mtel LATAM will use its reasonable best efforts to effect the Registration (and qualification under any applicable state securities or Blue Sky laws) of all Registrable Securities which Purchaser or Mtel International, as the case may be, shall have requested Registration thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be Registered; provided that:
                                                      --------

          (a) if such Registration involves an underwritten offering, the Purchaser or Mtel International, as the case may be, must sell its Registrable Securities to the underwriters selected by Mtel LATAM on the same terms and conditions as apply to Mtel LATAM or any other selling securityholder (or on equivalent terms and conditions, in the event that the Purchaser or Mtel International, as the case may be, holds different securities from those being sold by Mtel LATAM or such other selling securityholder), including, without limitation, executing and delivering such underwriting agreements or other related agreements to which Mtel LATAM or any such other selling securityholder has agreed to execute and deliver;

          (b) if, at any time after giving written notice of its intention to Register any securities pursuant to this Section 6.1 and prior to the effective date of the Registration statement filed in connection with such Registration, Mtel LATAM shall determine for any reason not to Register such securities, Mtel LATAM shall give written notice to the Purchaser and Mtel International and, thereupon, shall be relieved of its obliga-tion to Register any Registrable Securities in connection with such Registration;

          (c) if a Registration pursuant to this Section 6.1 involves an underwritten offering, the Purchaser or Mtel International, as the case may be, or parties requesting to be included in such Registration may elect, in writing at least 10 days prior to the effective date of the Registration statement filed in connection with such Registration, not to Register such securities in connection with such Registration; and

          (d) Mtel LATAM shall not be required to effect any Registration of Common Stock under this Section 6.1 incidental to the Registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans, the Stock Option Plan or other executive or employee benefit or compensation plans (including, without limitation, any registration of securities on a Form S-4 or S-8 registration statement or any successor or similar forms).

          6.2  Limitations on Shares Included In Piggyback Registrations.  If
               ---------------------------------------------------------
the Registration of which Mtel LATAM gives notice pursuant to Section 6.1 herein is for an underwritten offering, only securities that are to be included in the underwriting may be included in the Registration. Notwithstanding any provision of Section 6.1 herein, if the underwriter determines that marketing factors require a limitation on the number of shares of Registrable Securities to be underwritten, the underwriter may exclude or otherwise limit the number of shares of Registrable Securities to be included in the registration and underwriting. Mtel LATAM shall so advise the Purchaser and Mtel International, and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among the Stockholders in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Securities which such Stockholders initially requested to be included in the Registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such Registration. If the Purchaser or Mtel International disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to Mtel LATAM and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall be withdrawn from such Registration.

          6.3  Expenses.  Mtel LATAM will pay all Registration expenses in
               --------
connection with each Registration of Registrable Securities pursuant to this
Article VI, except that each Stockholder having shares of Mtel LATAM's capital stock Registered pursuant to this Article VI shall pay all fees and expenses of such Stockholder's counsel and the underwriting discounts, commissions and similar fees, and transfer taxes applicable to the securities of such Stockholder included in such Registration.

          6.4  Restrictions on Public Sale by Stockholders and Mtel LATAM.  In
               ----------------------------------------------------------
connection with any offering of any securities of Mtel LATAM, including, without limitation, any offering contemplated by this Article VI, each Stockholder agrees that, whether or not such Stockholder's Registrable Securities are included in such Registration, it will consent and agree to comply with any "hold back" restriction, relating to Common Stock or any other securities of Mtel LATAM then owned by such holder, that may be reasonably requested by the underwriter(s) or placement or other selling agent(s) of such offering. Without limitation to the foregoing, each Stockholder shall, upon request by such underwriter(s) or agent(s), agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sales or distribution of any other equity securities of Mtel LATAM or of any security convertible into or exchangeable or exercisable for any equity security of Mtel LATAM (in each case, other than as part of such underwritten public offering) during the 30 days prior to, and the 180 day period beginning on, the effective date of such registration statement (or such lesser period as such underwriter(s) or placement or other selling agent(s) may permit) (except as part of such Registration).

          6.5  Indemnification.  (a) To the extent permitted by law, Mtel LATAM
               ---------------
will indemnify the Purchaser or Mtel International, as the case may be, upon requesting or joining in a Registration, each agent, officer and director of the Purchaser or Mtel International, as the case may be, each person controlling the Purchaser or Mtel International, as the case may be, and each underwriter and selling broker of the securities so Registered (collectively, "Indemnitees") against all claims, losses, damages and
                           -----------
liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by Mtel LATAM of any rule or regulation promulgated under the Securities Act applicable to Mtel LATAM and relating to an action or inaction required of Mtel LATAM in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that Mtel LATAM will not be liable in
                     --------  -------
any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in conformity with written information relating to any such Indemnitees furnished to Mtel LATAM by such Indemnitees and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"),
                                                            ----------------
such indemnity agreement shall not inure to the benefit of any Indemnitee, if a copy of the Final Prospectus was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be
                       --------  -------
deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 6.5(a)
--------  -------
shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Mtel LATAM, which consent shall not be unreasonably withheld.

          (b) To the extent permitted by law, the Purchaser upon requesting or joining in a Registration and each underwriter of the securities so Registered will indemnify Mtel LATAM, Mtel International and their respective officers, directors and Affiliates and their respective successors (collectively, the "Mtel Indemnitees") against all claims, losses, damages and liabilities (or
-----------------
actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse the Mtel Indemnitees for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnification
                             --------  -------
pursuant to this Section 6.5(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information relating to the Purchaser (including, without limitation, written negative responses to inquiries) furnished to Mtel LATAM by the Purchaser or underwriter and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any Mtel Indemnitees if a copy of the Final Prospectus was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided,
                                                                     --------
further, that this indemnity shall not be deemed to relieve any underwriter of
-------
any of its due diligence obligations; provided, further, that the indemnity
                                      --------  -------
agreement contained in this Section 6.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld; and provided, further, that the obligations of the Purchaser shall be limited to an
--------  -------
amount equal to the proceeds to the Purchaser received by the Purchaser from the sale of its Registrable Securities in such Registration, unless such claim, loss, damage, liability or action resulted from the Purchaser's fraudulent misconduct.

          (c) To the extent permitted by law, Mtel International upon requesting or joining in a Registration will indemnify the Purchaser and Mtel LATAM and their respective officers, directors and Affiliates and their respective successors (collectively, the "Purchaser Indemnitees") against all
                                          ---------------------
claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse the Purchaser Indemnitees for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnification pursuant to
                     --------  -------
this Section 6.5(c) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information relating to Mtel International (including, without limitation, written negative responses to inquiries) furnished to Mtel LATAM by Mtel International and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any Purchaser Indemnities if a copy of the Final Prospectus was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further,
                                                            --------  -------
that the indemnity agreement contained in this Section 6.5(c) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Mtel International, which consent shall not be unreasonably withheld; and provided, further, that
                                                      --------  -------
the obligations of Mtel International shall be limited to an amount equal to the proceeds to Mtel International received by Mtel International from the sale of its Registrable Securities in such Registration, unless such claim, loss, damage, liability or action resulted from Mtel International's fraudulent misconduct.

          (d) Each party entitled to indemnification hereunder (the " Indemnified Party") shall give notice to the party required to provide
----------- -----
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.5 except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that either (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation or (ii) contains any finding of a violation of law by an Indemnified Party.

          (e) The reimbursement required by this Section 6.5 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses are incurred.

          (f) If the indemnification provided for in this Section 6.5 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of Mtel LATAM, Mtel International and the Purchaser in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations including the relative benefits received by Mtel LATAM, Mtel International and the Purchaser. The relative benefits received by Mtel LATAM on the one hand, and the Purchaser and Mtel International, as the case may be, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to Mtel LATAM bear to the total net proceeds from the offering (before deducting expenses) to the Purchaser or Mtel International, as the case may be. The relative fault of Mtel LATAM, Mtel International and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Mtel LATAM, Mtel International or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) Mtel LATAM, Mtel International and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6.5 were determined by pro rata allocation or by any other method of allocation that
                   --- ----
does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.5, neither the Purchaser nor Mtel International, as the case may be, shall be required to contribute any amount in excess of the proceeds received by Mtel International or the Purchaser, as the case may be, from the sale of Registrable Stock covered by any registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (h) The obligations under this Section 6.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.

          6.6  Cooperation by Prospective Sellers.  (a) The Purchaser and Mtel
               ----------------------------------
International will furnish to Mtel LATAM such information as Mtel LATAM may reasonably require from the Purchaser or Mtel International in connection with the registration statement (and the prospectus included therein). The Purchaser and Mtel International may not participate in any offering unless the Purchaser and Mtel International (i) agree to sell their Registrable Securities to be sold on the basis provided in any agreement governing the offering and
(ii) complete and execute all questionnaires, indemnities, underwriting agreements and other documents required in connection with the offering.

          (b) The Purchaser and Mtel International will not (until further notice by Mtel LATAM) effect sales thereof (or deliver a prospectus to any purchaser) after receipt of telegraphic or written notice from Mtel LATAM to suspend sales to permit Mtel LATAM to correct or update a registration statement or prospectus. In connection with any offering, the Purchaser and Mtel International will not use any offering document, offering circular or other offering materials with respect to the offer or sale of Registrable Securities, other than the prospectuses provided by Mtel LATAM and any documents incorporated by reference therein.

                                  ARTICLE VII

                                EXCHANGE RIGHTS
                                ---------------

          7.1  Optional Exchange of Common Stock.  (a) Subject to the provisions
               ---------------------------------
of Section 7.4 hereof, at the Purchaser's option, the Purchaser shall have the right (an "Exchange Right") to exchange any or all of its shares of Common Stock
           --------------
into shares of Mtel Common Stock upon the occurrence of any of the following events (each an "Exchange Event") in accordance with the formulas set forth in
                 --------------
paragraph (b) of this Section 7.1:

          (i) If at any time following the Closing Date there shall have occurred an Mtel Change of Control (such event being the "First
                                                                          -----
                Exchange Event");
                --------------

          (ii) If at any time following the Closing Date either (x) prior to Mtel LATAM having undertaken an IPO, Mtel, directly or indirectly, ceases to own at least 40% of the outstanding Common Stock (calculated on a Fully-Diluted Basis) or (y) in the event that Mtel LATAM has consummated an IPO and Mtel, directly or indirectly, ceases to own at least 30% of the outstanding Common Stock (calculated on a Fully-Diluted Basis) (either event being the "Second Exchange Event");
                     ---------------------

          (iii) If at any time following the fourth anniversary of the Closing Date, if the Mtel LATAM Board, acting by majority vote and notwithstanding the provisions of Section 2.1 of this Agreement, denies a request by the Purchaser that Mtel LATAM undertake an IPO and the Mtel LATAM Board has not undertaken to arrange a sale or other disposition of the Purchaser's Securities at Fair Market Value (any such event being the "Third Exchange Event");
                                                        --------------------
                or

          (iv) If, at any time following the fifth anniversary of the Closing Date, (A) Mtel, directly or indirectly, shall not have sold all of its voting securities in Mtel LATAM, (B) Mtel LATAM shall not have sold all or substantially all of its assets, (C) Mtel LATAM shall not have merged with another entity whereby, as a result of the merger, Mtel LATAM was not the surviving entity, or (D) Mtel LATAM shall not have completed an IPO (any such event being the "Fourth Exchange Event" and together with the First, Second and
                 ---------------------
                Third Exchange Events, the "Exchange Events").
                                            ---------------

          (b) In the event of an occurrence of an Exchange Event, at the Purchaser's option, any or all of the Purchaser's shares of Common Stock shall be exchanged into that number of shares of Mtel Common Stock equal to the quotient of (x) the product obtained by multiplying (i) the Fair Market Value per share of the Common Stock and (ii) the number of shares of Common Stock being exchanged, and (y) the Initial Current Market Price of Mtel Common Stock, in the case of the First Exchange Event (the "First Exchange Formula"), or the
                                              ----------------------
Current Market Price of Mtel Common Stock, in the case of the Second, Third and Fourth Exchange Events (the "Second Exchange Formula").
                             -----------------------

          (c) Notwithstanding anything to the contrary herein, in the event that, following the occurrence of an Exchange Event, the Purchaser elects to exercise any of its Exchange Rights with respect to less than all of the Common Stock Beneficially Owned by the Purchaser at the time, (i) any such partial exchange subject to the provisions of Section 7.4 herein shall be for no less than twenty percent (20%) of the total number of shares of Common Stock acquired by the Purchaser on the Closing Date pursuant to the transactions contemplated by this Agreement and the Transaction Documents (except in the case in which the Purchaser has elected to exchange all of its remaining Common Stock), and (ii) the Purchaser shall be entitled to exercise its Exchange Rights under this
Article VII no more than four (4) times.

          7.2  Mandatory Exchange of Preferred Stock Upon Exchange of Common
               -------------------------------------------------------------
Stock.  Subject to the provisions or Section 7.4 herein, in the event that the
-----
Purchaser
exercises its option to exchange any or all of its shares of Common Stock into Mtel Common Stock pursuant to Section 7.1 herein, the same percentage of the total number of shares of Preferred Stock (including Preferred Shares issued or issuable upon the exchange of the Mtel Puerto Rico Preferred Stock) acquired by the Purchaser on the Closing Date pursuant to the transactions contemplated by this Agreement and the Transaction Documents (plus all cumulative, accrued, undeclared and unpaid dividends on such shares of Preferred Stock) shall, concurrently with the exchange of the Purchaser's Common Stock, be exchanged into shares of Mtel Common Stock. In accordance with the foregoing exchange, the Purchaser shall receive in exchange for its Preferred Stock to be exchanged in any such exchange that number of shares of Mtel Common Stock equal to the quotient of (x) the aggregate face value of the shares of Preferred Stock to be exchanged (plus all cumulative, accrued, undeclared and unpaid dividends on such shares of Preferred Stock) and (y) either (i) in the case that the mandatory exchange results from the First Exchange Event, the Initial Current Market Price of Mtel Common Stock or (ii) in the case that the mandatory exchange results from the Second, Third and Fourth Exchange Events, the Current Market Price of Mtel Common Stock (the formula with respect to the Second, Third and Fourth Exchange Events shall be referred to herein as the "Preferred Exchange
                                                    ------------------
Formula").
-------

          7.3  Mandatory Exchange of Purchaser Securities Initiated by Mtel
               ------------------------------------------ -----------------
International.  Subject to the provisions of Section 7.4 herein, if, (x) at any
-------------
time following the date on which the Purchaser is no longer entitled to elect any members to the Mtel LATAM Board pursuant to the provisions of Section 2.2 hereof, Mtel LATAM may, at its option, require the Purchaser to exchange all of its Shares of Preferred Stock into that number of shares of Mtel Common Stock in accordance with the Preferred Exchange Formula and (y) (i) at any time following the sixth anniversary of the Closing Date, provided that between the fifth anniversary of the Closing Date and the sixth anniversary of such date the Purchaser did not by written notice request of Mtel LATAM that Mtel LATAM undertake an IPO, or, (ii) notwithstanding the foregoing, at any time following the seventh anniversary of the Closing Date, Mtel's direct or indirect Voting Interest in Mtel LATAM exceeds or equals 40% and (A) Mtel LATAM shall not have sold all or substantially all of its assets, (B) Mtel LATAM shall not have merged with another entity whereby, as a result of the merger, Mtel LATAM was not the surviving entity, and (C) Mtel LATAM shall not have completed an IPO (collectively, the "Mtel Mandatory
                                                          --------------
Exchange"), then Mtel International may, at its option, at any time thereafter,
--------
require the Purchaser to (A) exchange all of its shares of Common Stock into that number of shares of Mtel Common Stock calculated in accordance with the Second Exchange Formula, and (B) exchange all of its shares of Preferred Stock into that number of shares of Mtel Common Stock in accordance with the Preferred Exchange Formula; provided, however, that at the time of such mandatory
                  --------  -------
exchange, Mtel Common Stock is listed on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange or other major United States national securities exchange and has a minimum Market Capitalization as of such date of no less than $500 million.

          7.4  Mechanics of Exchange.
               ---------------------

          (a)  General.  Subject to the provisions of this Section 7.4, the
               -------
Securities are exchangeable, at the option of the holders thereof, or at the option of Mtel International, upon the occurrence of any Exchange Event or the Mtel Mandatory Exchange, as the case may be, at any time from and after the issue date and prior to the close of business on the date on which any of and all of such securities cease to be outstanding (the "Final Outstanding Date"),
                                                     ----------------------
unless previously exchanged in accordance with the applicable provisions of Sections 7.1, 7.2 or 7.3, or redeemed by Mtel LATAM. The right to exchange the Securities called for redemption shall terminate immediately prior to the close of business on the applicable redemption date for such securities.

          (b)  Surrender of Certificates; Notice of Exchange.  In order to
               ---------------------------------------------
exchange Securities, the holder thereof shall surrender the certificates evidencing the Securities to be exchanged at the office or agency to be maintained by Mtel International for that purpose, Duly Endorsed to Mtel International, together with written notice of exchange specifying the number of shares of Common Stock to be exchanged (and the number of shares of Preferred Stock plus the amount of cumulative, accrued, undeclared and unpaid dividends thereon) and specifying the name or names (with addresses) in which the certifi-cate or certificates representing the Mtel Common Stock deliverable on such exchange are to be registered, and otherwise in accordance with exchange procedures established by Mtel International (each, an "Exchange Notice"). Each
                                                        ---------------
Exchange Notice shall be irrevocable, and each exchange shall be deemed to have been effected immediately prior to the close of business on the date (the "Exchange Date") on which (i) all of the requirements for such exchange shall
--------------
have been satisfied and (ii) the Prospectus Condition has, in the reasonable judgment of Mtel, been satisfied. If any transfer is involved in the issuance or delivery of any certificate or certificates for shares of Mtel Common Stock in a name other than that of the registered holder of the shares of the Securities surrendered for exchange, such holder shall also deliver to Mtel International a sum sufficient to pay all taxes, if any, payable in respect of such transfer or evidence satisfactory to Mtel International that such taxes have been paid. Except as provided in the immediately preceding sentence, Mtel International shall pay any issue, stamp or other similar tax in respect of such issuance or delivery.

          (c)  Issuance of New Certificates; Delivery of Prospectus.  As
               ----------------------------------------------------
promptly as practicable after the Exchange Date, unless the Exchange Notice satisfies the requirements of Section 7.4(d) herein, Mtel International, in accordance with the provisions of and subject to the conditions of this Section 7.4, shall issue and deliver at said office or agency to the holder of the Securities so surrendered for exchange, or on his or her written order, a certificate or certificates for the number of full shares of Mtel Common Stock rounded upward to the nearest whole number issuable upon exchange of such shares in accordance with the provisions of this Section 7.4. If required in order to satisfy the Prospectus Condition, Mtel International shall, or shall cause Mtel to, deliver to such holder or its designee, together with the certificate for such shares of Mtel Common Stock, a current prospectus (meeting the requirements of Section 10 of the Securities Act) relating to the Mtel Common Stock; provided, however, that in the event Mtel is unable during any period to
--------  -------
deliver a current prospectus, no exchange shall be effected (and no Exchange Date shall occur) during such period and any exchange that could otherwise have been effected during such period shall be deemed to have been effected immedi-ately prior to the close of business (and the Exchange Date shall be deemed to have occurred) on the first Business Day that Mtel is able to deliver a current prospectus relating to the Mtel Common Stock. The inability of Mtel International or Mtel to deliver a current prospectus at any time shall not be deemed a default under this Agreement or the Contribution, Standstill and Registration Rights Agreement. Mtel has separately agreed, upon request from Mtel International, to use its reasonable best efforts to ensure that it will be able to deliver a current prospectus, if required, during any period that the holders of the Securities are entitled to exchange such shares for shares of Mtel Common Stock.

          (d)  Satisfaction of Prospectus Condition.  In the event that the
               ------------------------------------
Purchaser intends to seek to satisfy the Prospectus Condition pursuant to the provisions set forth in the definition thereof, the Purchaser shall provide the appropriate opinion or letter from the SEC, as the case may be, in its Exchange Notice and shall represent therein that such opinion or letter is currently applicable to the proposed exchange and will be applicable on the Exchange Date.

          (e)  Effective Date of Exchange.  The Person in whose name the
               --------------------------
certificate for shares of Mtel Common Stock is issued upon such exchange shall be treated for all purposes as the stockholder of record of such shares of Mtel Common Stock as of the close of business on the Exchange Date; provided,
                                                               --------
however, that no surrender of the Securities on any date when the stock transfer
-------
books of Mtel are closed for any purpose shall be effective to constitute the Person or Persons entitled to receive the shares of Mtel Common Stock deliverable upon such exchange as the record holder(s) of such shares of Mtel Common Stock on such date, but such surrender shall be effective (assuming all other requirements for the valid exchange of such shares have been satisfied) to constitute such Person or Persons as the record holder(s) of such shares of Mtel Common Stock for all purposes as of the opening of business on the next succeeding day on which such stock transfer books are open. Upon exchange of the Securities, the rights of the holder of such shares, as a holder thereof, shall cease.

          (f)  Issuance of New Mtel LATAM Certificates for Partial Exchanges.
               -------------------------------------------------------------
If the Securities represented by
a certificate surrendered for exchange are exchanged in part only, Mtel LATAM shall cause to be issued and delivered to the registered holder, without charge therefor, a new certificate or certificates representing in the aggregate the number of unexchanged shares.


                                  ARTICLE VIII

                              MTEL LATAM COVENANTS
                              --------------------

          8.1  Financial Reports.  Mtel LATAM shall deliver to each of the
               -----------------
Stockholders (i) unaudited annual financial statements of Mtel LATAM within 90 days of the end of each fiscal year of Mtel LATAM and audited annual financial statements within 120 days of the end of each fiscal year of Mtel LATAM and (ii) unaudited quarterly financial statements of Mtel LATAM within 60 days of the end of the first, second and third accounting quarters of each fiscal year of Mtel LATAM. In connection with the delivery of its unaudited annual financial statements, Mtel LATAM shall deliver a list of all Material Subsidiaries as of the end of the fiscal year relating to such financial statements.

          8.2  Rule 144 and Rule 144A.  (a) Mtel LATAM will take such action as
               ----------------------
the Purchaser may reasonably request to the extent required from time to time to enable the Purchaser to sell its Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, (ii) Rule 144A or (iii) any similar rule or regulation hereafter adopted by the SEC.

          (b) If at any time Mtel LATAM is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Mtel LATAM at its expense will, forthwith upon the request of the Purchaser, (i) make available adequate current public information with respect to Mtel LATAM within the meaning of paragraph (c)(2) of Rule 144 and (ii) deliver the information required by Section (d) of Rule 144A (such information to be "reasonably current" within the meaning of Section (d)(4)(ii) of Rule 144A).

          8.3  Access to Information.  Mtel LATAM shall provide to any
               ---------------------
Stockholder information such as is reason-ably requested by a Stockholder, following the receipt of a written notice from such Stockholder requesting such information.

          8.4  Mtel LATAM Capitalization.  Prior to the consummation of the
               -------------------------
transactions contemplated by the Purchase Agreement, Mtel LATAM will take all appropriate actions (including, without limitation, a recapitalization, dividend or otherwise) to modify Mtel LATAM's capital structure, whereby as a result of such actions, the capital structure of Mtel LATAM, prior to the issuance of securities to the Purchaser as contemplated by the Purchase Agreement, will consist of 1,000,000 shares of authorized Common Stock, 8,000 of which will be issued to Mtel International and 200,000 shares of authorized Preferred Stock, 88,000 of which will be issued to Mtel International. As of the Closing Date, following the action contemplated by the foregoing sentence but prior to the issuance of the Shares to the Purchaser, Mtel International shall own all of the issued and outstanding Shares of Mtel LATAM.

          8.5  Payment of the Loan Amount.  The parties hereby agree that (a)
               --------------------------
simultaneously with the consummation of the transactions contemplated by the Purchase Agreement, Mtel LATAM will make a payment to Mtel in an amount equal to the Actual Loan Amount and (b) within sixty days of the Closing Date, Mtel LATAM will make a payment to Mtel in an amount equal to the Additional Loan Amount. The Purchaser and Mtel International will each cause the Purchaser Nominees and the Mtel International Nominees, as the case may be, to vote in favor of such payments being declared by the Mtel LATAM Board of Directors at the meeting of such board at which such action is considered for approval.


                                   ARTICLE IX

                              ADDITIONAL COVENANTS
                              --------------------

          9.1  Non-Competition.  The Purchaser, Mtel International and Mtel
               ---------------
covenant and agree that, unless prior written consent is obtained from Mtel (in the case of the Purchaser so long as the Second Exchange Event shall not have occurred, or in the event that the Second Exchange Event shall have occurred, then from Mtel Inter-
national) or the Purchaser (in the case of Mtel or Mtel International), as the case may be, for so long as the Purchaser shall own any securities of Mtel LATAM, Mtel or any of its Subsidiaries, the Purchaser, Mtel International and Mtel shall not, and shall cause each of the Purchaser Affiliates and Mtel's or Mtel International's Affiliates, as the case may be, not to directly or indirectly, whether acting individually or through or in partnership, jointly or in conjunction with any Person, acquire, invest in, lend money to, or otherwise take any interest in or acquire any options in or otherwise support any Person (as officer, director, agent, principal, stockholder or other security holder, creditor, consultant or otherwise) that operates or intends to operate a business, similar to or competitive with the Business as the same is conducted by Mtel LATAM on the Closing Date anywhere within North America (excluding the United States of America and Canada, but including Puerto Rico) and South America ("Latin America"); provided, however, that with respect to two-way
          -------------    --------  -------
paging services anywhere within Latin America (i) Mtel International shall have the obligation first to offer to Mtel LATAM the right to provide such services, and (ii) in the event that the Mtel LATAM Board shall fail to approve, by virtue of the vote of any of the Purchaser Nominees on the Mtel LATAM Board, any of the capital expenditures, business plan or plans or the terms of any agreement or transaction required in connection with the introduction, development or operation of such services in such geographic region, then the Purchaser and Mtel International shall enter into good faith negotiations for a period of up to 180 days in an effort to agree upon a mutually acceptable plan for the introduction of two-way paging services within Latin America through Mtel LATAM. If no such agreement is reached within such 180 day period, then Mtel International shall have the right to provide such services through any Person or Persons, including subsidiaries or Affiliates, other then Mtel LATAM, without Mtel International being subject to the provisions of this Section 9.1; provided, that, the provision of such services shall be on a substantially
--------  ----
similar basis, economic and otherwise, to the plan proposed by Mtel International pursuant to clause (i) above. Notwithstanding the foregoing, (a) Richard C. Blum & Associates ("Blum Asso.") shall not be prohibited from acquiring a capital interest of no greater than 6% of the outstanding capital of any publicly traded company similar or competitive with the

Business provided that Blum Asso. holds such shares only for investment purposes and not for the purposes of "changing or influencing control" of such company (as such terms are used in Regulation 13D-G under the Exchange Act) and takes no part in the management or operation of the business, including with respect to directly or indirectly designating a nominee for membership on the Board of Directors or similar governing body of such company and (b) Richard Shifter, William Franke, Richard Blum, David Bonderman, James Coulter and William Price, each acting in their individual capacity and not as part of a "group" (as such term is used in Rule 13d-5 of the Exchange Act) with any of the other individuals specified in this clause, shall not be prohibited from acquiring a capital interest of no greater than one percent of the outstanding capital of any publicly traded company similar or competitive with the Business provided that such individuals hold shares only for investment purposes and not for the purposes of "changing or influencing the control" of such company (as such terms are used in Regulation 13D-G under the Exchange Act) and take no part in the management or operation of the business, including with respect to directly or indirectly designating a nominee for membership on the Board of Directors or similar governing body of such company.

          9.2  Aggregate Ownership Limitation.  Notwithstanding anything to the
               ------------------------------
contrary contained herein, the Purchaser covenants and agrees that under no circumstances shall the Purchaser at any time own in the aggregate securities of an amount in excess of 25% of the outstanding shares of any class of equity securities of Mtel LATAM unless and until such time as counsel to the Purchaser shall have delivered (or confirmed at such time as the Purchaser's interest shall exceed 25% of any such class) to Mtel International an opinion, satisfactory to and accepted in writing by Mtel International, that opines that the Purchaser's investment in Mtel LATAM will not cause the assets of Mtel LATAM to be deemed to constitute assets of any plan subject to ERISA.

                                   ARTICLE X

                                 STOCK LEGENDS
                                 -------------

          10.1  Stock Certificate Legend.  A copy of this Agreement shall be
                ------------------------
filed with the Secretary of Mtel LATAM and kept with the records of Mtel LATAM. Each of the Stockholders agrees that the following legends shall be placed on the certificates representing any shares of Company Stock owned by them:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER CONDITIONS, AS SPECIFIED IN A STOCKHOLDERS AND EXCHANGE RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 19, 1996 (THE "STOCKHOLDERS AGREEMENT"), COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF MTEL LATIN AMERICA, INC. ("MTEL LATAM") AND WHICH WILL BE FURNISHED WITHOUT CHARGE TO A STOCKHOLDER UPON WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.

     NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT PURSUANT TO THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT AND, EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS (SUCH FEDERAL AND STATE LAWS, THE "SECURITIES LAWS") OR (B) IF MTEL LATAM HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO MTEL LATAM, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS."

In addition, the following legend shall be added to the certificates representing Common Stock:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO MANDATORY EXCHANGE RIGHTS, PURSUANT TO WHICH THESE SECURITIES WILL BE EXCHANGED FOR COMMON STOCK OF MOBILE TELECOMMUNICATION TECHNOLOGIES CORP. IN ACCORDANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT. TRANSFEREES ACQUIRING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MUST AS A CONDITION TO SUCH TRANSFER ENTER INTO AN AGREEMENT WITH THE ISSUER AND ITS PARENT PURSUANT TO WHICH IT AGREES TO BE BOUND BY THE FOREGOING EXCHANGE RIGHTS. ANY PURPORTED TRANSFER NOT COMPLYING WITH THE FOREGOING SENTENCE SHALL BE NULL AND VOID."

In addition, the following legend shall be added to the Purchaser's certificates representing Common Stock:

     "THE TOTAL AMOUNT OF CONSIDERATION TO BE PAID FOR THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS $13,000,000 AND THE AMOUNT PAID FOR SUCH SECURITIES WAS $5,000,000."

In addition, the following legend shall be added to the certificates representing Preferred Stock:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO MANDATORY OBLIGATIONS TO EXCHANGE THESE SECURITIES IN EXCHANGE FOR COMMON STOCK OF MOBILE TELECOMMUNICATION TECHNOLOGIES CORP. ("MTEL") IN ACCORDANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT (INCLUDING THE MANDATORY OBLIGATION TO EXCHANGE THESE SECURITIES IN CERTAIN CIRCUMSTANCES IN EXCHANGE FOR COMMON STOCK OF MTEL IN THE EVENT THAT SHARES OF COMMON STOCK OF MTEL LATIN AMERICA, INC. ARE EXCHANGED FOR MTEL COMMON STOCK). TRANSFEREES ACQUIRING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MUST AS A CONDITION TO SUCH TRANSFER ENTER INTO AN AGREEMENT WITH THE ISSUER AND ITS PARENT PURSUANT TO WHICH IT AGREES TO BE BOUND BY THE FOREGOING EXCHANGE RIGHTS. ANY PURPORTED TRANSFER NOT COMPLYING WITH THE FOREGOING SENTENCE SHALL BE NULL AND VOID."

          All Stockholders shall be bound by the requirements of such legends to the extent that such legends are applicable. Upon a registration of any shares of Company Stock, the certificate representing such shares shall be replaced, at the expense of Mtel LATAM, with certificates bearing only the first of the two legends referred to above. In addition, upon complete satisfaction of the Purchaser's obligation pursuant to
Section 1.4 of the Purchase Agreement, the Purchaser may deliver the certificates representing the Common Stock to the Secretary of Mtel LATAM who will replace such certificates with certificates bearing the applicable legends set forth above with the legend specific to the Purchaser's Common Stock deleted.


                                   ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

          11.1  Headings; No Third Party Beneficiaries.  The headings and
                --------------------------------------
captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein, the covenants, agreements and other provisions contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other Persons. Neither this Agreement nor any purchase or sale of Company Stock shall create, or be construed or deemed to create, any right to employment in favor of the Purchaser or any other person by Mtel LATAM or any subsidiary of Mtel LATAM.

          11.2  Entire Agreement.  This Agreement constitutes the entire
                ----------------
agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          11.3  Notices.  All notices, requests, instructions or and other
                -------
communications to be given hereunder
by any party hereto to another party hereto shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally, telecopied (which is confirmed) or sent by registered or certified mail (postage prepaid, return receipt requested) or by reputable overnight courier service (i) to Mtel LATAM or the Purchaser at the addresses set forth below, (ii) in the case of a Permitted Transferee, to the address set forth in the written agreement executed pursuant to Article X hereof, (iii) in the case of any member of management or other employee of Mtel LATAM or any of its subsidiaries who becomes a holder of Company Stock or options to acquire Company Stock after the date hereof, to the address set forth in the written agreement executed pursuant to Article X hereof:

          If to Mtel LATAM, to it at:

          Mobile Telecommunication Technologies Corp.
          Mtel Centre, South Building
          200 South Lamar Street
          Jackson, MS  39201
          Attention:  Leonard G. Kriss
          Telecopier:  (601) 944-7291

          If to Mtel International, to it at:

          Mtel International, Inc.
          1350 I Street N.W., Suite 1100
          Washington, D.C.  20005-3305
          Attention:  Calvin C. LaRoche
          Telecopier:  (202) 336-5332

          If to Mtel LATAM and/or Mtel International, with copies to:

          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, NY  10022
          Attention:  Martha E. McGarry
          Telecopier:  (212)735-2001

          If to the Purchaser, to:

          Newbridge Latin America, L.P.
          201 Main Street, Suite 2420
          Fort Worth, Texas  76102

          Attention:  Richard P. Schifter/James J. O'Brien
          Telecopier:  (817)871-0410;

provided that in the event any of the parties referred to above desires to
--------
designate another address to which such notices should be sent to such party, such party may designate such other address by giving notice to the other parties hereto in writing as set forth in this Section 11.4 (provided that any change of address shall be effective only upon receipt thereof).

          All such notices or other communications shall be deemed to have been given or received (i) upon receipt if personally delivered, (ii) on the fifth day following posting if sent by registered United States mail, (iii) when sent if confirmed by telecopy or (iv) on the next business day following deposit with an overnight courier.

          11.4  Applicable Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                --------------
OF THE PARTIES HEREUNDER AND THE PARTIES SUBJECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          11.5  Severability. The invalidity or unenforceability of any
                ------------
provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          11.6  Successors; Assigns; Transferees; Amendments; Waivers.
                -----------------------------------------------------
(a) Neither the Purchaser, Mtel International nor Mtel LATAM shall assign any of the rights or obligations under this Agreement, except in the case of Mtel LATAM or Mtel International to a Permitted Transferee. The Shares shall be freely assignable and transferable by the Stockholders; provided, however, that as a
                                                 --------  -------
condition to any assignment or transfer (or any subsequent transfer) of the shares of Common Stock or Preferred Stock by the Purchaser, the transferee (or any subsequent transferee thereof) (each, a "Purchaser Trans-
                                             ----------------
feree") of such shares shall enter into an agreement with Mtel International and
-----
Mtel LATAM which shall provide that (i) in the event the Purchaser exercises its right to exchange any of its shares of Common Stock into Mtel Common Stock pursuant to Section 7.1 hereof, concurrently with the exchange of the Purchaser's Common Stock, all shares of Preferred Stock Beneficially Owned by such Purchaser Transferee will be exchanged into shares of Mtel Common Stock,
(ii) at the request of Mtel International, upon the occurrence of a Mtel Mandatory Exchange, the Purchaser Transferee will exchange all the shares of Company Stock Beneficially Owned by it into shares of Mtel Common Stock, (iii) the Purchaser Transferee agrees to be subject to the "standstill" provisions set forth in Section 4.1 of the Contribution, Standstill and Registration Rights Agreement, (iv) the legends set forth in Section X hereof shall be placed on the certificates of Company Stock owned by them and (v) the Purchase Transferee designates the Purchaser as its agent for all purposes under Section III of this Agreement.

          (b) The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Notwithstanding the foregoing, this Agreement may not be amended, modified or supplemented, no waivers of, consents to or departures from the provisions hereof may be given, and neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Mtel LATAM or any Stockholder without the prior written consent of the parties hereto.

          (c) The rights and remedies of the Stockholders and Mtel LATAM under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right.

          11.7 Defaults; No Circumvention of Agreement.  A default by any party
               ---------------------------------------
to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party. No Stockholder or any of its permitted assigns may do indirectly, through the sale of capital stock of its or their subsidiaries or otherwise, that which is not permitted by this Agreement.

          11.8  Further Assurances.  Each party hereto or person subject hereto
                ------------------
shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          11.9  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first written above.

                            MTEL LATIN AMERICA, INC.



                            By:  /s/ John E. Welsh
                                 -------------------------
                            Name:  John E. Welsh III
                            Title:  Vice Chairman


                            MTEL INTERNATIONAL, INC.



                            By:  /s/ John E. Welsh
                                 -------------------------
                            Name:  John E. Welsh III
                            Title:  Vice Chairman


                            NEWBRIDGE LATIN AMERICA, L.P.

                            By:  LATAM GP, L.P.
                            By:  LAF Advisors, L.L.C.



                            By:  /s/ Richard P. Schifter
                                 -------------------------
                            Name: Richard P. Schifter
                            Title:

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